Supplement dated March 24, 2017
to the Prospectus of each of the following funds (each a Fund and together the Funds):
Fund	Prospectus Dated
Columbia ETF Trust I
Columbia Sustainable Global Equity Income ETF	3/1/2017
Columbia Sustainable International Equity Income ETF	3/1/2017
Columbia Sustainable U.S. Equity Income ETF	3/1/2017
Columbia ETF Trust II
Columbia Beyond BRICs ETF	7/29/2016 (as amended 10/19/2016)
Columbia EM Strategic Opportunities ETF	7/29/2016 (as amended 10/19/2016)
Columbia Emerging Markets Consumer ETF	7/29/2016 (as amended 10/19/2016)
Columbia Emerging Markets Core ETF	7/29/2016 (as amended 10/19/2016)
Columbia India Consumer ETF	7/29/2016 (as amended 10/19/2016)
Columbia India Infrastructure ETF	7/29/2016 (as amended 10/19/2016)
Columbia India Small Cap ETF	7/29/2016 (as amended 10/19/2016)
Effective immediately, the sixth paragraph in the "Buying and Selling Fund Shares — Buying Fund Shares Directly from the Fund" section of the prospectus for Columbia Sustainable Global Equity Income ETF, Columbia Sustainable International Equity Income ETF and Columbia Sustainable U.S. Equity Income ETF is hereby superseded and replaced with the following:
Transaction Fee on Purchases of Creation Units. The Fund may impose a “Creation Transaction Fee” on each purchase of Creation Units. The Creation Transaction Fee for purchases effected through the NSCC’s enhanced clearing process, regardless of the number of Creation Units purchased, is $2,000 for Columbia Sustainable Global Equity Income ETF and Columbia Sustainable International Equity Income ETF and $500 for Columbia Sustainable U.S. Equity Income ETF.
The rest of the section remains the same.
Additionally, effective immediately, the sixth paragraph under the heading "Index Provider" in the "More Information About the Fund — Primary Service Providers" section of each of the prospectuses for Columbia Beyond BRICs ETF, Columbia EM Strategic Opportunities ETF, Columbia Emerging Markets Consumer ETF and Columbia Emerging Markets Core ETF, and the fifth paragraph under the heading "Index Provider" in the "More Information About the Fund — Primary Service Providers" section of each of the prospectuses for Columbia India Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF, is hereby superseded and replaced with the following:
S&P, its affiliates, sources and distribution agents (together, the IIV Calculation Agents) shall not be liable to any customer or any third-party for any loss or damage, direct, indirect or consequential, arising from (i) any inaccuracy or incompleteness in, or delays, interruptions, errors or omissions in the delivery of the IIV with respect to the Fund or any data related thereto (collectively, the Data); or (ii) any decision made or action taken by any customer or third-party in reliance upon the Data. The IIV Calculation Agents do not make any warranties, express or implied, to any investor in the Fund, or anyone else regarding the Data, including, without limitation, any warranties with respect to the timeliness, sequence, accuracy, completeness, currentness, merchantability, quality or fitness for a particular purpose or any warranties as to the results to be obtained by any investors in the Fund or other person in connection with the use of the Data. The IIV Calculation Agents shall not be liable to any investors in the Fund or third-parties for any damages, including, without limitation, loss of business revenues, lost profits or any indirect, consequential, special or similar damages whatsoever, whether in contract, tort or otherwise, even if advised of the possibility of such damages.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_048_(03/17)